UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

PULTEGROUP, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 1500
Atlanta,	Georgia	30326
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:	404	978-6400

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	PHM	New York Stock Exchange
Series A Junior Participating Preferred Share Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2022 Annual Meeting of Shareholders of PulteGroup, Inc. (the “Company”) held on May 4, 2022, the Company’s shareholders approved the PulteGroup, Inc. 2022 Stock Incentive Plan (the “2022 Plan”), which previously had been approved by the Company’s Board of Directors (the “Board”) subject to shareholder approval. The 2022 Plan replaces the PulteGroup, Inc. 2013 Stock Incentive Plan (the “Prior Plan”) and is largely based on the Prior Plan, but with updates to the available shares and other administrative changes. The following paragraphs provide a summary of certain terms of the 2022 Plan.

Consistent with the Prior Plan, the purposes of the 2022 Plan are to: (i) align the interests of the Company’s shareholders and the recipients of awards under the 2022 Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) advance the interests of the Company by attracting and retaining directors, officers, other employees, consultants independent contractors and agents, and (iii) motivate such persons to act in the long-term best interests of the Company and its shareholders.

Under the 2022 Plan, the Company may grant: (i) nonqualified stock options; (ii) incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended); (iii) stock appreciation rights (“SARs”); (iv) restricted stock, restricted stock units and other stock-based awards (“Stock Awards”); and (v) performance awards. Subject to the terms and conditions of the 2022 Plan, the number of Company common shares authorized for grants under the 2022 Plan is 11,800,000 common shares, reduced by the number of common shares granted under the Prior Plan after December 31, 2021. The 2022 Plan’s share limit will be reduced by the aggregate number of Company common shares which become subject to outstanding options, outstanding free-standing SARs, outstanding Stock Awards and outstanding performance awards denominated in Company common shares.

The foregoing description of the 2022 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2022 Plan, which was filed as Appendix III to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2022.

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On May 5, 2022, the Board of Directors of PulteGroup, Inc. (the “Company”) adopted Amended and Restated By-Laws, effective the same date. The primary purposes of the amendment and restatement, among other things, are to:

•Update the procedural and/or information requirements for shareholders to submit director nominations and shareholder proposals, request a special meeting of shareholders and act by written consent;
•Clarify certain notice receipt requirements; and
•Make other clarifying and conforming changes.

The foregoing description of the Amended and Restated By-Laws is not complete and is qualified in its entirety by reference to the Amended and Restated By-Laws (with amendments marked) filed herewith as Exhibit 3.1 and incorporated herein by reference. A clean copy of the Amended and Restated By-Laws is filed herewith as Exhibit 3.2.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (“Annual Meeting”) on May 4, 2022. A total of 211,027,631 common shares were present or represented by proxy at the meeting. The Company’s shareholders voted on five proposals and cast their votes as follows:

Proposal 1 - Election of Directors

All ten of the nominees for directors were elected to serve for a term which expires at our 2023 Annual Meeting of Shareholders by the votes set forth below.

Director Nominee	Voted For	Against	Abstain	Broker Non-Votes
Brian P. Anderson	183,904,618	9,059,975	141,409	17,921,629
Bryce Blair	178,750,342	14,214,572	141,088	17,921,629
Thomas J. Folliard	178,378,269	11,777,158	2,950,575	17,921,629
Cheryl W. Grisé	174,675,988	15,493,187	2,936,827	17,921,629
André J. Hawaux	190,725,154	2,232,616	148,232	17,921,629
J. Phillip Holloman	191,133,406	1,823,074	149,522	17,921,629
Ryan R. Marshall	191,771,496	1,192,426	142,080	17,921,629
John R. Peshkin	191,149,004	1,816,075	140,923	17,921,629
Scott F. Powers	180,357,689	12,604,808	143,505	17,921,629
Lila Snyder	191,738,605	1,231,824	135,573	17,921,629

Proposal 2 - Ratification of the Selection of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022 was ratified by the shareholders by the votes set forth below.

Voted For	Voted Against	Abstain
199,700,539	11,270,925	56,167

Proposal 3 - Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the compensation of our named executive officers by the votes set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
177,220,080	15,609,296	276,626	17,921,629

Proposal 4 - Amendment to Extend Term of Section 382 Rights Agreement

The shareholders approved an amendment to extend the term of our Amended and Restated Section 382 Rights Agreement by the votes set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
173,890,840	19,070,106	145,056	17,921,629

Proposal 5 - Approval of 2022 Stock Incentive Plan

The shareholders approved the 2022 Stock Incentive Plan by the votes set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
182,390,749	10,573,078	142,175	17,921,629

Item 9.01 Financial Statements and Exhibits

3.1 Amended and Restated By-Laws of PulteGroup, Inc. (marked for changes)

3.2 Amended and Restated By-Laws of PulteGroup, Inc.

104 Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date:	May 6, 2022	By:	/s/ Todd N. Sheldon
			Name:	Todd N. Sheldon
			Title:	Executive Vice President, General Counsel and Corporate Secretary